     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 2001

                                                            FILE NOS.:  33-50857

                                                                        811-7117

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                         POST-EFFECTIVE AMENDMENT NO. 8                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 9                              /X/
                              -------------------

                      MORGAN STANLEY SHORT-TERM BOND FUND

                        (A MASSACHUSETTS BUSINESS TRUST)
         FORMERLY NAMED MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                      ___ immediately upon filing pursuant to paragraph (b)

                      _X_ on June 29, 2001 pursuant to paragraph (b)

                      ___ 60 days after filing pursuant to paragraph (a)

                      ___ on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      PROSPECTUS - JUNE 29, 2001



Morgan Stanley

                                                            SHORT-TERM BOND FUND

                                 [COVER PHOTO]

                                                     A MUTUAL FUND THAT SEEKS TO
                                         PROVIDE A HIGH LEVEL OF CURRENT INCOME,
                                     CONSISTENT WITH THE PRESERVATION OF CAPITAL

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                           Investment Objective.........                   1
                                   Principal Investment
                                   Strategies...................                   1
                                   Principal Risks..............                   2
                                   Past Performance.............                   4
                                   Fees and Expenses............                   5
                                   Additional Investment
                                   Strategy Information.........                   6
                                   Additional Risk
                                   Information..................                   6
                                   Fund Management..............                   8

Shareholder Information            Pricing Fund Shares..........                   9
                                   How to Buy Shares............                   9
                                   How to Exchange Shares.......                  11
                                   How to Sell Shares...........                  12
                                   Distributions................                  14
                                   Tax Consequences.............                  14

Financial Highlights               .............................                  16

Our Family of Funds                .............................   Inside Back Cover

                                   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION
                                   ABOUT THE FUND.
                                   PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE
                                   REFERENCE.

[Sidebar]
INCOME
AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT INCOME RATHER THAN RISE IN PRICE.
[End Sidebar]

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

           Morgan Stanley Short-Term Bond Fund seeks to provide a high level of current income, consistent with the preservation of capital.


[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

           The Fund will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends and other factors and seeks to maintain an overall weighted average maturity for the Fund of three years or less.


           MORTGAGE-BACKED SECURITIES. Certain of the U.S. government securities in which the Fund may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.


           COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.


           Bonds are fixed-income debt securities. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.

           As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.



           In addition, the Fund may invest in foreign securities, asset-backed securities, restricted securities and "junk bonds" and may engage in futures transactions.


           In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------

           There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. The Fund's yield will vary based on the yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


           FIXED-INCOME SECURITIES. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Fund's investments may have speculative characteristics.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                                                                                     PRICE PER $1,000 OF A BOND IF
                                                                                            INTEREST RATES:
                                                                                  ------------------------------------
                HOW INTEREST RATES AFFECT BOND PRICES                                 INCREASE            DECREASE
                --------------------------------------------------------------    ----------------    ----------------
                BOND MATURITY                                          COUPON       1%        2%        1%        2%
                ------------------------------------------------------------------------------------------------------
                 1 year                                                 N/A       $1,000    $1,000    $1,000    $1,000
                ------------------------------------------------------------------------------------------------------
                 5 years                                               5.75%      $  992    $  959    $1,063    $1,101
                ------------------------------------------------------------------------------------------------------
                 10 years                                              5.75%      $  976    $  913    $1,118    $1,120
                ------------------------------------------------------------------------------------------------------
                 30 years                                              6.25%      $  973    $  858    $1,287    $1,502
                ------------------------------------------------------------------------------------------------------



           Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed or asset-backed securities principally because of prepayment risk, and it is not representative of high yield securities. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley mutual fund.

           MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

           This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

           Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.


           COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

[Sidebar]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 6 CALENDAR YEARS.

[End Sidebar]


           OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including risks associated with investments in foreign securities and asset-backed securities, restricted securities, "junk bonds and futures transactions." For more information about these risks, see the "Additional Risk Information" section.


           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995 11.86%
'96  4.54%
'97  6.41%
'98  6.97%
'99  2.73%
2000 7.01%


Year-to-date total return as of the end of the second calendar quarter was  %.


           During the periods shown in the bar chart, the highest return for a calendar quarter was 3.73% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.27% (quarter ended
           March 31, 1996).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME.

ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED APRIL 30, 2001.

[End Sidebar]


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------------------------------
                                                                    LIFE OF FUND
                                  PAST 1 YEAR    PAST 5 YEARS      (SINCE 1/10/94)
----------------------------------------------------------------------------------
 Short-Term Bond Fund                7.01%          5.52%              5.34%
----------------------------------------------------------------------------------
 Lehman Brothers U.S. Credit
 Index (1-5 Year)(1)                 9.39%          5.80%             6.38%(2)
----------------------------------------------------------------------------------



1                       The Lehman Brothers U.S. Credit Index (1-5 Year) (formerly
                        Lehman Brothers Mutual Fund Short (1-5) Investment Grade
                        Debt Index) includes U.S. corporate and specified foreign
                        debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or
                        charges. The Index is unmanaged and should not be considered an investment.
2                       For the Period January 31, 1994 to December 31, 2000.


[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
           The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not charge account or exchange fees.


 ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
 Management fee                                            0.70%*
-------------------------------------------------------------------
 Distribution and service (12b-1) fees                     None
-------------------------------------------------------------------
 Other expenses                                            0.22%*
-------------------------------------------------------------------
 Total annual Fund operating expenses                      0.92%*
-------------------------------------------------------------------



*                       During the fiscal year ended April 30, 2001, the Investment
                        Manager waived its compensation and assumed operating
                        expenses (except brokerage fees) without limitation to the extent such compensation and expenses exceeded 0.80% of the
                        Fund's daily net assets on an annualized basis. The
                        Investment Manager will continue to assume all operating
                        expenses (except brokerage fees) and waive its compensation to the extent they exceed 0.80% of the Fund's daily net
                        assets, on an annualized basis, until December 31, 2001. For the fiscal year ended April 30, 2001, taking the waiver of expenses into account, the actual management fee was 0.58%
                        of the Fund's daily net assets and the actual other expenses were 0.22% of the Fund's daily net assets.


           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                     EXPENSES OVER TIME
                                     ---------------------------------------------------------
                                      1 YEAR          3 YEARS         5 YEARS        10 YEARS
                                     ---------------------------------------------------------
                                        $94            $293            $509           $1,131
                                     ---------------------------------------------------------

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the Fund's principal investment strategies.


           FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in investment grade fixed-income securities issued by foreign governments or corporations.


           ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.


           FUTURES. The Fund may invest in futures with respect to financial instruments and interest rate indexes. The Fund may use futures to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.



           RESTRICTED SECURITIES AND JUNK BONDS. The Fund's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Fund's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").



           The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the principal risks of investing in the Fund.

           FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

           Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


           Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


           ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


           FUTURES. If the Fund invests in futures, its participation in these markets would subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.


           RESTRICTED SECURITIES AND JUNK BONDS. The Fund's investments in junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAD APPROXIMATELY $145 BILLION IN ASSETS UNDER MANAGEMENT AS OF MAY 31, 2001.

[End Sidebar]
obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.



           The Fund is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



           The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended April 30, 2001, the Fund paid total compensation to the Investment Manager amounting to 0.58% of the Fund's average daily net assets. This amount reflects the waiver of fees and assumption of expenses. The Investment Manager has undertaken through December 31, 2001, to continue to assume operating expenses of the Fund (except brokerage fees) and waive its compensation to the extent they exceed 0.80% of the Fund's daily net assets on an annualized basis.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

           The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

           The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

           An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


           When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]

EASYINVEST-SM-
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

[End Sidebar]

MINIMUM INVESTMENT AMOUNTS
------------------------------------------------------------------------------
                                                         MINIMUM INVESTMENT
                                                      ------------------------
INVESTMENT OPTIONS                                    INITIAL       ADDITIONAL
------------------------------------------------------------------------------
 Regular Accounts                                     $1,000          $100
------------------------------------------------------------------------------
 Individual Retirement
 Accounts:                Regular IRAs                $1,000          $100
                          Education IRAs              $  500          $100
------------------------------------------------------------------------------
 EASYINVEST-SM-
 (Automatically from
 your checking or
 savings account or
 Money Market Fund)                                   $  100*         $100*
------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.


           There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/ or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in
           Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or
           (4) employer-sponsored employee benefit plan accounts.



           SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


           - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).


           - Make out a check for the total amount payable to: Morgan Stanley Short-Term Bond Fund.


           - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

         PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to use its own assets or those of its affiliates, including the Investment Manager to pay distribution fees for the sale and distribution of Fund shares.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

           PERMISSIBLE FUND EXCHANGES. You may exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.



           See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.



           Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objectives, policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.



           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call
           (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.



           An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


           The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.



           TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares - and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


           You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


           LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.



           For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call
           (800) 869-NEWS.


[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 Contact your           To sell your shares, simply call your Morgan Stanley
                 Financial Advisor      Financial Advisor or other authorized financial
                 [ICON]                 representative.
                                        ------------------------------------------------------------
                                        Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
                ------------------------------------------------------------------------------------
                 By Letter              You can also sell your shares by writing a "letter of
                 [ICON]                 instruction" that includes:
                                        - your account number;
                                        - the name of the Fund;
                                        - the dollar amount or the number of shares you wish to
                                          sell; and
                                        - the signature of each owner as it appears on the account.
                                        ------------------------------------------------------------

                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 By Letter,             If you are requesting payment to anyone other than the
                 continued              registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                        pre-designated bank account, you will need a signature
                                        guarantee. You can generally obtain a signature guarantee
                                        from an eligible guarantor acceptable to Morgan Stanley Dean
                                        Witter Trust FSB. (You should contact Morgan Stanley Dean
                                        Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.)
                                        A notary public CANNOT provide a signature guarantee.
                                        Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                        ------------------------------------------------------------
                                        Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                                        P.O. Box 983, Jersey City, NJ 07303. If you hold share
                                        certificates, you must return the certificates, along with the letter and any required additional documentation.
                                        ------------------------------------------------------------
                                        A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                        instructions.
                ------------------------------------------------------------------------------------
                 Systematic             If your investment in all of the Morgan Stanley Family of
                 Withdrawal Plan        Funds has a total market value of at least $10,000, you may
                 [ICON]                 elect to withdraw amounts of $25 or more, or in any whole
                                        percentage of a fund's balance (provided the amount is at
                                        least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan
                                        requirements.
                                        ------------------------------------------------------------
                                        To sign up for the Systematic Withdrawal Plan, contact your
                                        Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                                        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                                        account balance. The Fund may terminate or revise the plan at any time.
                ------------------------------------------------------------------------------------


           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

           TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

[End Sidebar]


           However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.



           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

           Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


           Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           - The Fund makes distributions; and


           - You sell Fund shares, including an exchange to another Morgan Stanley Fund.


           TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


           TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of up to 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



The information for the fiscal year ended April 30, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent accountants.



FUND SHARES
------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED APRIL 30                          2001          2000          1999          1998         1997
------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $9.20         $9.49         $9.49         $9.50        $9.54
------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                              0.55          0.51          0.56          0.65         0.61
    Net realized and unrealized gain (loss)            0.24         (0.29)           --            --        (0.06)
                                                   --------      --------      --------      --------      -------
 Total income from investment operations               0.79          0.22          0.56          0.65         0.55
------------------------------------------------------------------------------------------------------------------

 Less dividends from net investment income            (0.55)        (0.51)        (0.56)        (0.66)       (0.59)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $9.44         $9.20         $9.49         $9.49        $9.50
------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                         8.82%         2.36%         6.00%         7.02%        5.88%
------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(1)
------------------------------------------------------------------------------------------------------------------
 Expenses                                              0.80%         0.80%         0.31%           --         0.64%
------------------------------------------------------------------------------------------------------------------
 Net investment income                                 5.87%         5.43%         5.68%         6.52%        6.25%
------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $109,917      $118,694      $186,442      $107,699      $42,252
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                133%           71%           58%           55%          67%
------------------------------------------------------------------------------------------------------------------



+  Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all expenses that were assumed or waived by the Investment
    Manager, the annualized expense and net investment income ratios would have been
    0.92% and 5.75%, respectively, for the year ended April 30, 2001; 0.90% and
    5.33%, respectively, for the year ended April 30, 2000; 0.88% and 5.11%, respectively, for the year ended April 30, 1999; 1.10% and 5.42%, respectively, for the year ended April 30, 1998; and 1.30% and 5.59%, respectively, for the year ended April 30, 1997.

NOTES

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                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

MORGAN STANLEY
FAMILY OF FUNDS



                           The Morgan Stanley Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!


--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------

GROWTH FUNDS
Aggressive Equity Fund

All Star Growth Fund

American Opportunities Fund
Capital Growth Securities

Developing Growth Securities Trust

Growth Fund
Market Leader Trust
Mid-Cap Equity Trust

New Discoveries Fund

Next Generation Trust
Small Cap Growth Fund
Special Value Fund
Tax-Managed Growth Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

Technology Fund


GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"
 Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund

International Value Equity Fund

Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS
---------------------------------


GROWTH & INCOME FUNDS

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund

Nasdaq-100 Index Fund


S&P 500 Index Fund

S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS

KLD Social Index Fund

Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund

--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS

North American Government Income Trust


TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
New York Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

There may be funds created after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.


Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                      PROSPECTUS - JUNE 29, 2001


Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:



                           www.morganstanley.com/fund


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOL:

DWSBX

---------------------
Morgan Stanley
                                                            SHORT-TERM BOND FUND

                               [BACK COVER PHOTO]

                                                                   A MUTUAL FUND
                                                           THAT SEEKS TO PROVIDE
                                                         A HIGH LEVEL OF CURRENT
                                                     INCOME, CONSISTENT WITH THE
                                                         PRESERVATION OF CAPITAL

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7117)

STATEMENT OF ADDITIONAL INFORMATION                                 MORGAN
JUNE 29, 2001                                                       STANLEY
                                                                    SHORT-TERM
                                                                    BOND FUND

--------------------------------------------------------------------------------



    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS dated June 29, 2001 for the Morgan Stanley Short-Term Bond Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Short-Term Bond Fund
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4

  A. Classification.........................................    4

  B. Investment Strategies and Risks........................    4

  C. Fund Policies/Investment Restrictions..................   14

III. Management of the Fund.................................   15

  A. Board of Trustees......................................   15

  B. Management Information.................................   16

  C. Compensation...........................................   20

IV. Control Persons and Principal Holders of Securities.....   22

V. Investment Management and Other Services.................   22

  A. Investment Manager.....................................   22

  B. Principal Underwriter..................................   23

  C. Services Provided by the Investment Manager............   23

  D. Dealer Reallowances....................................   24

  E. Rule 12b-1 Plan........................................   24

  F. Other Service Providers................................   25

  G. Codes of Ethics........................................   25

VI. Brokerage Allocation and Other Practices................   26

  A. Brokerage Transactions.................................   26

  B. Commissions............................................   26

  C. Brokerage Selection....................................   26

  D. Directed Brokerage.....................................   27

  E. Regular Broker-Dealers.................................   27

VII. Capital Stock and Other Securities.....................   28

VIII. Purchase, Redemption and Pricing of Shares............   28

  A. Purchase/Redemption of Shares..........................   28

  B. Offering Price.........................................   29

IX. Taxation of the Fund and Shareholders...................   30

X. Underwriters.............................................   32

XI. Calculation of Performance Data.........................   32

XII. Financial Statements...................................   33

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


"CUSTODIAN"--The Bank of New York.



"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.



"FUND"--Morgan Stanley Short-Term Bond Fund, a registered open-end investment company.


"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.



"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on October 22, 1993, with the name Dean Witter Short-Term Bond Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Short-Term Bond Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Short-Term Bond Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide investors with a high level of current income, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    COLLATERALIZED MORTGAGE OBLIGATIONS.  The Fund may invest in
CMOs --collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

    Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rate of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

    STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the Fund may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

    INVERSE FLOATERS. The Fund may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

    CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


    When required by law, the Fund will cause its custodian bank to place cash, U.S. government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.


    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security and on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


    MONEY MARKET SECURITIES. In addition to the short term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States Government or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;


    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;


    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposits of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.



    ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.

    Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    Dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund will forgo principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 10% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    With respect to 75% of the Fund's total assets, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's net assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


    The Fund will:

         1. Seek to provide a high level of current income, consistent with the preservation of capital.

    The Fund may not:

         1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States government, its agencies or instrumentalities).

         2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

         3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government or its agencies or instrumentalities.

         4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less then three years of continuous operation. This restriction shall not apply to mortgage-backed securities or asset-backed securities or to any obligation of the United States government, its agencies or instrumentalities.

         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         7. With the exception of reverse repurchase agreements and dollar rolls, borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement or dollar roll; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

         10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending portfolio securities.

         11.  Make short sales of securities.

         12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

         14. Invest for purposes of exercising control or management of any other issuer.

         15. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.

         16. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PORTFOLIO TURNOVER



    For the fiscal years ended April 30, 2001 and 2000, the Fund's portfolio turnover rates were 133% and 71%, respectively. This variation resulted from the portfolio manager's response to varying market conditions during these periods.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.



    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.



  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael Bozic (60) ..........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Funds; formerly Vice Chairman of Kmart
c/o Mayer Brown & Platt                        Corporation (December 1998-October 2000),
Counsel to the Independent Trustees            Director or Trustee of the Morgan Stanley
1675 Broadway                                  Funds; formerly Chairman and Chief Executive
New York, New York                             Officer of Levitz Furniture Corporation
                                               (November 1995-November 1998) and President and
                                               Chief Executive Officer of Hills Department
                                               Stores (May 1991-July 1995); formerly variously
                                               Chairman, Chief Executive Officer, President
                                               and Chief Operating Officer (1987-1991) of the
                                               Sears Merchandise Group of Sears, Roebuck and
                                               Co.; Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (68) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Funds;
Chief Executive Officer and Trustee            formerly Chairman, Chief Executive Officer and
Two World Trade Center                         Director of the Investment Manager, the
New York, New York                             Distributor and Morgan Stanley Services;
                                               Executive Vice President and Director of Morgan
                                               Stanley DW; Chairman and Director of the
                                               Transfer Agent; formerly Director and/or
                                               officer of various Morgan Stanley subsidiaries
                                               (until June 1998).

Edwin J. Garn (68) ..........................  Director or Trustee of the Morgan Stanley
Trustee                                        Funds; formerly United States Senator (R-Utah)
c/o Summit Ventures LLC                        (1974-1992) and Chairman, Senate Banking
1 Utah Center                                  Committee (1980-1986); formerly Mayor of Salt
201 S. Main Center                             Lake City, Utah (1971-1974); formerly
Salt Lake City, Utah                           Astronaut, Space Shuttle Discovery
                                               (April 12-19, 1985); Vice Chairman, Huntsman
                                               Corporation (chemical company); Director of
                                               Franklin Covey (time management systems), BMW
                                               Bank of North America, Inc. (industrial loan
                                               corporation), United Space Alliance (joint
                                               venture between Lockheed Martin and the Boeing
                                               Company) and Nuskin Asia Pacific (multilevel
                                               marketing); member of the Utah Regional
                                               Advisory Board of Pacific Corp.; member of the
                                               board of various civic and charitable orga-
                                               nizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Wayne E. Hedien (67) ........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Funds; Director of The PMI Group, Inc.
c/o Mayer, Brown & Platt                       (private mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees            Chairman of The Field Museum of Natural
1675 Broadway                                  History; formerly associated with the Allstate
New York, New York                             Companies (1966-1994), most recently as
                                               Chairman of The Allstate Corporation (March
                                               1993-December 1994) and Chairman and Chief
                                               Executive Officer of its wholly-owned subsidi-
                                               ary, Allstate Insurance Company (July
                                               1989-December 1994); director of various other
                                               business and charitable organizations.

James F. Higgins* (53) ......................  Chairman of the Private Client Group of Morgan
Trustee                                        Stanley (since August 2000); Director of the
Two World Trade Center                         Transfer Agent and Dean Witter Realty Inc.;
New York, New York                             Director or Trustee of various Morgan Stanley
                                               Funds (since June 2000); previously President
                                               and Chief Operating Officer of the Private
                                               Client Group of Morgan Stanley (May 1999-August
                                               2000), President and Chief Operating Officer of
                                               Individual Securities of Morgan Stanley
                                               (February 1997-May 1999), President and Chief
                                               Operating Officer of Individual Securities of
                                               Morgan Stanley (1995-February 1997), and
                                               President and Chief Operating Officer of Dean
                                               Witter Financial (1989-1995) and Director
                                               (1985-1997) of Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ..................  Senior Partner, Johnson Smick
Trustee                                        International, Inc., a consulting firm;
c/o Johnson Smick International, Inc.          Co-Chairman and a founder of the Group of Seven
1133 Connecticut Avenue, N.W.                  Council (G7C), an international economic
Washington, D.C.                               commission; Chairman of the Audit Committee and
                                               Director or Trustee of the Morgan Stanley
                                               Funds; Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer), Independence
                                               Standards Board (private sector organization
                                               governing independence of auditors) and
                                               NVR, Inc. (home construction); Chairman and
                                               Trustee of the Financial Accounting Foundation
                                               (oversight organization of the Financial
                                               Accounting Standards Board); formerly Vice
                                               Chairman of the Board of Governors of the
                                               Federal Reserve System and Assistant Secretary
                                               of the U.S. Treasury.

Michael E. Nugent (65) ......................  General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; Chairman of the
c/o Triumph Capital, L.P.                      Insurance Committee and Director or Trustee of
237 Park Avenue                                the Morgan Stanley Funds; formerly Vice
New York, New York                             President, Bankers Trust Company and BT Capital
                                               Corporation; director of various business
                                               organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Philip J. Purcell* (57) .....................  Chairman of the Board of Directors and Chief
Trustee                                        Executive Officer of Morgan Stanley, Morgan
1585 Broadway                                  Stanley DW and Novus Credit Services Inc.;
New York, New York                             Director of the Distributor; Director or
                                               Trustee of the Morgan Stanley Funds; Director
                                               of American Airlines, Inc. and its parent com-
                                               pany, AMR Corporation; Director and/or officer
                                               of various Morgan Stanley subsidiaries.

John L. Schroeder (70) ......................  Retired; Chairman of the Derivatives Committee
Trustee                                        and Director or Trustee of the Morgan Stanley;
c/o Mayer, Brown & Platt                       Director of Citizens Communications Company
Counsel to the Independent Trustees            (telecommunications company); formerly
1675 Broadway                                  Executive Vice President and Chief Investment
New York, New York                             Officer of the Home Insurance Company (August
                                               1991-September 1995).

Mitchell M. Merin (47) ......................  President and Chief Operating Officer of Morgan
President                                      Stanley Investment Management (since December
Two World Trade Center                         1998); President and Director (since April
New York, New York                             1997) and Chief Executive Officer (since June
                                               1998) of the Investment Manager and Morgan
                                               Stanley Services; Chairman, Chief Executive
                                               Officer and Director of the Distributor (since
                                               June 1998); Chairman and Chief Executive
                                               Officer (since June 1998) and Director (since
                                               January 1998) of the Transfer Agent; Director
                                               of various Morgan Stanley subsidiaries;
                                               President of the Morgan Stanley Funds (since
                                               May 1999); Trustee of various Van Kampen
                                               investment companies (since December 1999);
                                               previously Chief Strategic Officer of the
                                               Investment Manager and Morgan Stanley Services
                                               and Executive Vice President of the Distributor
                                               (April 1997 - June 1998), Vice President of the
                                               Morgan Stanley Funds (May 1997 - April 1999),
                                               and Executive Vice President of Dean Witter,
                                               Discover & Co.

Barry Fink (46) .............................  General Counsel (since May 2000) and Managing
Vice President,                                Director (since December 2000) of Morgan
Secretary and General Counsel                  Stanley Investment Management; Managing
Two World Trade Center                         Director (since December 2000) and Secretary
New York, New York                             and General Counsel (since February 1997) and
                                               Director (since July 1998) of the Investment
                                               Manager and Morgan Stanley Services; Vice
                                               President, Secretary and General Counsel of the
                                               Morgan Stanley Funds (since February 1997);
                                               Vice President and Secretary of the Dis-
                                               tributor; previously, Senior Vice President
                                               (March 1997-December 1999), First Vice
                                               President, Assistant Secretary and Assistant
                                               General Counsel of the Investment Manager and
                                               Morgan Stanley Services.

Charles Moon (34) ...........................  Vice President of the Investment Manager and
Vice President                                 Miller Anderson & Sherred LLP ("MAS"); Vice
Two World Trade Center                         President of various Morgan Stanley Funds;
New York, New York                             formerly Vice President and Global Banks
                                               Analyst for Citigroup (1993-1999).

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
David S. Horowitz (27) ......................  Vice President of the Investment Manager MAS;
Vice President                                 Vice President of various Morgan Stanley Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (54) .......................  First Vice President and Assistant Treasurer of
Treasurer                                      the Investment Manager, the Distributor and
Two World Trade Center                         Morgan Stanley Services; Treasurer of the
New York, New York                             Morgan Stanley Funds.


------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent,
JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, JONATHAN PAGE, Managing Director of the Investment Manager, JAMES F. WILLISON, Managing Director of the Investment Manager, and KEVIN HURLEY, Managing Director of the Investment Manager, are Vice Presidents of the Fund.



    In addition, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY and TODD LEBO, First Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.



    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended April 30, 2001.


                               FUND COMPENSATION


                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE FUND
---------------------------                                     --------------
Michael Bozic.................................................      $1,600
Edwin J. Garn.................................................       1,650
Wayne E. Hedien...............................................       1,650
Dr. Manuel H. Johnson.........................................       2,400
Michael E. Nugent.............................................       2,150
John L. Schroeder.............................................       2,100

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                              TOTAL CASH
                             COMPENSATION
                             FOR SERVICES
                                  TO
                               97 MORGAN
NAME OF INDEPENDENT TRUSTEE  STANLEY FUNDS
---------------------------  -------------
Michael Bozic..............    $146,917
Edwin J. Garn..............     151,717
Wayne E. Hedien............     151,567
Dr. Manuel H. Johnson......     223,655
Michael E. Nugent..........     199,759
John L. Schroeder..........     194,809



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 53 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 53 Morgan Stanley Funds (not including the
Fund) for the fiscal year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Funds as of December 31, 2000.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS


                                    ESTIMATED                                          ESTIMATED ANNUAL
                                     CREDITED                     RETIREMENT BENEFITS      BENEFITS
                                      YEARS         ESTIMATED         ACCRUED AS       UPON RETIREMENT
                                  OF SERVICE AT   PERCENTAGE OF        EXPENSES            FROM ALL
                                    RETIREMENT       ELIGIBLE           BY ALL             ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)    COMPENSATION     ADOPTING FUNDS         FUNDS(1)
---------------------------       --------------  --------------  -------------------  ----------------
Michael Bozic...................         10           60.44%            $ 20,001           $ 52,885
Edwin J. Garn...................         10           60.44               29,348             52,817
Wayne E. Hedien.................          9           51.37               37,886             44,952
Dr. Manuel H. Johnson...........         10           60.44               21,187             77,817
Michael E. Nugent...............         10           60.44               36,202             69,506
John L. Schroeder...............          8           50.37               65,337             53,677


------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 21 of this Statement of Additional Information.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    As of June 11, 2001, no person was known to own 5% or more of the outstanding shares of the Fund.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day. The Investment Manager had undertaken from January 1, 1997 through December 31, 1998 to assume all operating expenses (except for any brokerage fees) and to waive its compensation without limitation. The Investment Manager also had undertaken from January 1, 1999 through December 31, 2001 to assume operating expenses (except for any brokerage fees) and to waive its compensation to the extent such expenses and compensation exceed 0.80% of the Fund's daily net assets on an annualized basis. Taking these waivers and assumptions of expenses into account, for the fiscal years ended April 30, 1999, 2000 and 2001, the fees payable under the Management Agreement amounted to $416,586, $920,686 and $633,337, respectively.



    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER


    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.



    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which the Distributor or any of its affiliates, including the Investment Manager, is authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares.


    The Investment Manager will pay a retention fee to Morgan Stanley Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.



    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Investment Management Agreement, as well as from borrowed funds.


    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

F. OTHER SERVICE PROVIDERS


(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd floor, Jersey City, NJ 07311.



(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    For the fiscal years ended April 30, 1999, 2000 and 2001, the Fund paid no brokerage commissions.


B. COMMISSIONS


    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended April 30, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.



    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.



    During the fiscal years ended April 30, 1999, 2000 and 2001, the Fund paid no brokerage commissions to Morgan Stanley DW. During the fiscal years ended April 30, 1999, 2000 and 2001, the Fund paid no brokerage commissions to Morgan Stanley & Co..


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.


    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.


    The Investment Manager, and certain of its affiliates, currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedure described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended April 30, 2001, the Fund did not pay any brokerage commissions in connection with transactions because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended April 30, 2001, the Fund purchased securities issued by Bank of America Corporation, Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At April 30, 2001, the Fund held securities issued by Bank of America Corporation, Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. with market values of $295,693, $304,594 and $2,039,060, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997.


    The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.


    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.



    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.



    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.


    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-

U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.



    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time, the Fund may quote its "yield" and/or "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. Based on this calculation, the Fund's annualized yield for the 30-day period ended April 30, 2001 with a waiver of fees was 6.64%. Based on this calculation, the Fund's annualized yield for the 30-day period ended April 30, 2001 without a waiver of fees would have been 6.42%.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return for the one year, five year and life of the Fund (commencing January 10, 1994) for the periods ended April 30, 2001 were 8.82%, 5.99% and 5.46%, respectively. Without the waiver of fees and assumption of expenses by the Investment Manager, the average annual total return for the one year, five year and life of the Fund for the periods ended April 30, 2001 were 8.70%, 5.52% and 4.98%, respectively.


    In addition, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures.


    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the this calculation, the total returns for the one year, five year and life of the Fund periods ended April 30, 2001, were 8.82%, 33.79% and 47.40%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and multiplying by $10,000, $50,000 and $100,000 as the case may be. Investments of $10,000,
$50,000 and $100,000 in the Fund at inception would have grown to $14,740, $73,700 and $147,400, respectively, at April 30, 2001.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended April 30, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (54.2%)
           AEROSPACE & DEFENSE (2.2%)
 $2,000    Bombardier Capital Inc. - 144A*.......................................   6.00%  01/15/02           $  2,010,020
    390    Raytheon Co...........................................................   8.20   03/01/06                410,354
                                                                                                              ------------
                                                                                                                 2,420,374
                                                                                                              ------------
           ALUMINUM (0.1%)
    111    Alcoa Inc.............................................................   7.25   08/01/05                117,229
                                                                                                              ------------
           APPAREL/FOOTWARE/RETAIL (0.3%)
    295    Gap Inc...............................................................   5.625  05/01/03                294,499
                                                                                                              ------------
           AUTO PARTS: O.E.M (0.3%)
    305    TRW Inc...............................................................   7.625  03/15/06                307,864
                                                                                                              ------------
           BROADCASTING (1.9%)
  2,000    Clear Channel Communications Corp.....................................   7.25   09/15/03              2,059,840
                                                                                                              ------------
           CABLE/SATELLITE TV (2.6%)
  1,000    Century Communications Corp...........................................   9.75   02/15/02              1,007,500
  1,000    Cox Enterprises Inc. - 144A*..........................................   6.625  06/14/02              1,008,630
    800    Rogers Cablesystems, Ltd. (Canada)....................................   9.625  08/01/02                824,000
                                                                                                              ------------
                                                                                                                 2,840,130
                                                                                                              ------------
           CASINO/GAMING (0.9%)
  1,000    Circus Circus Enterprises, Inc........................................   9.25   12/01/05              1,007,500
                                                                                                              ------------
           COMPUTER PROCESSING HARDWARE (1.8%)
  2,000    Compaq Computer Corp..................................................   7.45   08/01/02              2,018,040
                                                                                                              ------------
           DEPARTMENT STORES (2.7%)
  3,000    Dillard's Inc.........................................................   5.79   11/15/01              2,956,950
                                                                                                              ------------
           DISCOUNT STORES (0.3%)
    285    Target Corp...........................................................   7.50   08/15/10                304,141
                                                                                                              ------------
           ELECTRIC UTILITIES (9.2%)
  1,000    Cinergy Corp..........................................................   6.125  04/15/04                969,300
  3,000    CSW Investments - 144A* (United Kingdom)..............................   6.95   08/01/01              3,009,420
  1,000    Dominion Resources Inc................................................   7.60   07/15/03              1,036,070
    972    Niagara Mohawk Power Co...............................................   7.125  07/01/01                972,994
  2,000    Nisource Finance Corp.................................................   7.50   11/15/03              2,068,980
  2,000    Public Service Electric & Gas Co......................................   7.19   09/06/02              2,041,640
                                                                                                              ------------
                                                                                                                10,098,404
                                                                                                              ------------
           ENVIRONMENTAL SERVICES (2.2%)
  2,370    USA Waste Services, Inc...............................................   6.125  07/15/01              2,371,256
                                                                                                              ------------
           FINANCE/RETAIL/LEASING (0.9%)
  1,000    IBM Credit Corp.......................................................   7.00   01/28/02              1,015,340
                                                                                                              ------------
           FINANCIAL CONGLOMERATES (4.1%)
  2,600    Brascan, Ltd. (Canada)................................................   7.375  10/01/02              2,602,860
  2,000    Conseco, Inc..........................................................   8.75   02/09/04              1,890,000
                                                                                                              ------------
                                                                                                                 4,492,860
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON     MATURITY
THOUSANDS                                                                          RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           FOOD RETAILS (1.8%)
 $2,000    Kroger Co.............................................................   6.34%  06/01/01           $  2,001,600
                                                                                                              ------------
           FOODS: MAJOR DIVERSIFIED (2.4%)
    625    Kellogg Co. - 144A*...................................................   6.00   04/01/06                617,969
  2,000    Unilever Capital Corp.................................................   6.75   11/01/03              2,068,780
                                                                                                              ------------
                                                                                                                 2,686,749
                                                                                                              ------------
           FOREIGN GOVERNMENT OBLIGATION (0.9%)
  1,025    Quebec, Province of (Canada)..........................................   5.50   04/11/06              1,010,281
                                                                                                              ------------
           GAS DISTRIBUTORS (0.4%)
    485    RAS Laffan Liquefied Natural Gas Co. Ltd. - 144A* (Qatar).............   7.628  09/15/06                479,321
                                                                                                              ------------
           HOME IMPROVEMENT CHAINS (0.2%)
    190    Lowe's Companies Inc..................................................   7.50   12/15/05                199,240
                                                                                                              ------------
           INDUSTRIAL CONGLOMERATES (0.4%)
    400    Tyco International Group S.A. (Luxembourg)............................   6.375  02/15/06                400,564
                                                                                                              ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (2.1%)
    305    Goldman Sachs Group Inc...............................................   6.875  01/15/11                304,594
  2,000    Lehman Brothers Holdings, Inc.........................................   6.50   10/01/02              2,039,060
                                                                                                              ------------
                                                                                                                 2,343,654
                                                                                                              ------------
           LIFE/HEALTH INSURANCE (1.4%)
  1,000    MONY Group Inc. (The).................................................   7.45   12/15/05              1,012,360
    505    Prudential Insurance Co - 144A*.......................................   6.875  04/15/03                520,807
                                                                                                              ------------
                                                                                                                 1,533,167
                                                                                                              ------------
           MAJOR BANKS (3.7%)
    285    Bank of America Corp..................................................   7.40   01/15/11                295,693
  2,000    First Union Corp......................................................   8.00   11/15/02              2,083,920
    585    Fleet Financial Group, Inc............................................   8.125  07/01/04                623,563
  1,000    Republic New York Corp................................................   8.25   11/01/01              1,017,670
                                                                                                              ------------
                                                                                                                 4,020,846
                                                                                                              ------------
           MAJOR TELECOMMUNICATIONS (3.6%)
  2,000    Sprint Capital Corp...................................................   5.875  05/01/04              1,947,580
  2,000    WorldCom, Inc.........................................................   7.875  05/15/03              2,048,540
                                                                                                              ------------
                                                                                                                 3,996,120
                                                                                                              ------------
           MANAGED HEALTH CARE (1.0%)
  1,125    Aetna Inc.............................................................   7.375  03/01/06              1,118,419
                                                                                                              ------------
           OIL & GAS PRODUCTION (0.9%)
  1,000    Occidental Petroleum Corp.............................................   8.50   11/09/01              1,016,350
                                                                                                              ------------
           PHARMACEUTICALS: MAJOR (0.4%)
    450    American Home Products - 144A*........................................   6.25   03/15/06                446,499
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON     MATURITY
THOUSANDS                                                                          RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           RAILROADS (1.1%)
 $1,200    Union Pac Corp........................................................   7.375% 05/15/01           $  1,200,792
                                                                                                              ------------
           SAVINGS BANKS (1.4%)
  1,500    Golden West Financial Corp............................................   7.875  01/15/02              1,528,110
                                                                                                              ------------
           SPECIALTY TELECOMMUNICATIONS (0.4%)
    375    Qwest Capital Funding - 144A*.........................................   7.75   08/15/06                396,731
                                                                                                              ------------
           TELECOMMUNICATION EQUIPMENT (0.4%)
    490    Nortel Networks Ltd. (Canada).........................................   6.125  02/15/06                467,254
                                                                                                              ------------
           WIRELESS COMMUNICATIONS (2.2%)
  2,000    AirTouch Communications Inc...........................................   7.125  07/15/01              2,007,380
    455    AT&T Wireless Group - 144A*...........................................   7.35   03/01/06                456,989
                                                                                                              ------------
                                                                                                                 2,464,369
                                                                                                              ------------

           TOTAL CORPORATE BONDS
           (COST $58,988,352)...............................................................................    59,614,493
                                                                                                              ------------

           ASSET BACKED SECURITY (0.5%)
           MISCELLANEOUS
    500    Connecticut RRB Special Purpose
             (COST $499,882).....................................................   5.36   03/30/07                500,078
                                                                                                              ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (24.0%)
           MORTGAGE PASS-THROUGH SECURITIES (8.2%)
  2,360    Federal Home Loan Mortgage Corp. PC Gold..............................   5.50   04/01/03              2,360,259
                                                                                           09/01/01-
  4,384    Federal Home Loan Mortgage Corp. PC Gold..............................   6.00   09/01/03              4,423,493
                                                                                           08/01/01-
  1,381    Federal Home Loan Mortgage Corp. PC Gold..............................   6.50   09/01/02              1,402,938
                                                                                           06/01/01-
    866    Federal National Mortgage Assoc.......................................   6.00   12/01/02                868,393
                                                                                                              ------------
                                                                                                                 9,055,083
                                                                                                              ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.8%)
  7,900    Federal Home Loan Mortgage Corp.......................................   5.25   01/15/06              7,841,619
  7,500    Federal National Mortgage Assoc.......................................   6.00-  12/15/05-
                                                                                    7.125  06/15/10              7,745,485
  1,700    U.S. Treasury Note....................................................   5.75-  02/15/10-
                                                                                    6.50   08/15/10              1,753,309
                                                                                                              ------------
                                                                                                                17,340,413
                                                                                                              ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $26,386 443)...............................................................................    26,395,496
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON     MATURITY
THOUSANDS                                                                          RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (8.9%)
           REPURCHASE AGREEMENTS
 $4,487    Joint repurchase agreement account (dated 04/30/01 proceeds
             $4,487,569) (a)
             (COST $4,487,000)...................................................   4.566% 05/01/01           $  4,487,000
  5,263    The Bank of New York (dated 04/30/01; proceeds $5,263,605) (b)
             (COST $5,262,965)...................................................   4.375  05/01/01              5,262,965
                                                                                                              ------------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $9,749,965)................................................................................     9,749,965
                                                                                                              ------------

TOTAL INVESTMENTS
(COST $95,624,642) (c)....................................................................   87.6%     96,260,032

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................   12.4      13,657,323
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 109,917,355
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(a)  Collateralized by Federal Agency and U.S. Treasury obligations.
(b) Collateralized by $3,998,162 U.S. Treasury Note 8.875% due 02/15/19 valued at $5,368,225.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,244,953 and the aggregate gross unrealized depreciation is $609,563, resulting in net unrealized appreciation of $635,390.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001

ASSETS:
Investments in securities, at value
  (cost $95,624,642)..........................................................................  $ 96,260,032
Cash..........................................................................................       626,366
Receivable for:
    Shares of beneficial interest sold........................................................    10,658,005
    Investments sold..........................................................................     2,031,519
    Interest..................................................................................     1,642,971
Prepaid expenses and other assets.............................................................        15,178
                                                                                                ------------

     TOTAL ASSETS.............................................................................   111,234,071
                                                                                                ------------

LIABILITIES:
Payable for:
    Investments purchased.....................................................................       964,769
    Shares of beneficial interest repurchased.................................................       196,848
    Dividends to shareholders.................................................................        62,685
    Investment management fee.................................................................        44,471
Accrued expenses and other payables...........................................................        47,943
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     1,316,716
                                                                                                ------------

     NET ASSETS...............................................................................  $109,917,355
                                                                                                ============

COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $114,445,324
Net unrealized appreciation...................................................................       635,390
Dividends in excess of net investment income..................................................        (6,408)
Accumulated net realized loss.................................................................    (5,156,951)
                                                                                                ------------

     NET ASSETS...............................................................................  $109,917,355
                                                                                                ============

NET ASSET VALUE PER SHARE,
  11,641,643 SHARES OUTSTANDING
  (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE).............................................         $9.44
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2001

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $ 7,341,724
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................      770,691
Professional fees..............................................................................       62,869
Transfer agent fees and expenses...............................................................       60,511
Shareholder reports and notices................................................................       53,294
Registration fees..............................................................................       46,802
Trustees' fees and expenses....................................................................       10,280
Custodian fees.................................................................................        8,221
Other..........................................................................................        5,477
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    1,018,145

Less: amounts waived/reimbursed................................................................     (137,354)
                                                                                                 -----------

     NET EXPENSES..............................................................................      880,791
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    6,460,933
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss..............................................................................   (1,540,949)
Net change in unrealized depreciation..........................................................    4,375,709
                                                                                                 -----------

     NET GAIN..................................................................................    2,834,760
                                                                                                 -----------

NET INCREASE...................................................................................  $ 9,295,693
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR    FOR THE YEAR
                                                                                      ENDED           ENDED
                                                                                  APRIL 30, 2001  APRIL 30, 2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...........................................................   $  6,460,933    $  8,373,241
Net realized loss...............................................................     (1,540,949)     (1,637,726)
Net change in unrealized depreciation...........................................      4,375,709      (3,269,690)
                                                                                   ------------    ------------

     NET INCREASE...............................................................      9,295,693       3,465,825

Dividends to shareholders from net investment income............................     (6,469,426)     (8,353,039)

Net decrease from transactions in shares of beneficial interest.................    (11,603,065)    (62,860,227)
                                                                                   ------------    ------------

     NET DECREASE...............................................................     (8,776,798)    (67,747,441)

NET ASSETS:
Beginning of period.............................................................    118,694,153     186,441,594
                                                                                   ------------    ------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $6,408 AND
    UNDISTRIBUTED NET INVESTMENT INCOME OF $15,610, RESPECTIVELY)...............   $109,917,355    $118,694,153
                                                                                   ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Short-Term Bond Fund (the "Fund"), formerly Morgan Stanley Dean Witter Short-Term Bond Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency obligations.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.


For the period May 1, 2000 through December 31, 2001, the Investment Manager has agreed to waive its fee and reimburse other Fund expenses to the extent they exceed 0.80% of the daily net assets of the Fund.

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001, CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 2001 were $133,788,818 and $159,370,711, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $86,654,937 and $97,239,866, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                         APRIL 30, 2001               APRIL 30, 2000
                                                                   ---------------------------  --------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  -------------
Sold.............................................................   34,088,802  $ 318,978,719    54,714,865  $ 510,668,353
Reinvestment of dividends........................................      495,692      4,636,843       667,268      6,222,631
                                                                   -----------  -------------   -----------  -------------
                                                                    34,584,494    323,615,562    55,382,133    516,890,984
Repurchased......................................................  (35,850,061)  (335,218,627)  (62,125,924)  (579,751,211)
                                                                   -----------  -------------   -----------  -------------
Net decrease.....................................................   (1,265,567) $ (11,603,065)   (6,743,791) $ (62,860,227)
                                                                   ===========  =============   ===========  =============

5. FEDERAL INCOME TAX STATUS

At April 30, 2001, the Fund had a net capital loss carryover of approximately $4,311,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through April 30 of the following years:

                        (AMOUNTS IN THOUSANDS)
----------------------------------------------------------------------
2003     2004       2005       2006       2007       2008       2009
----   --------   --------   --------   --------   --------   --------
$378     $501       $186       $359       $509       $544      $1,834
====     ====       ====       ====       ====       ====      ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $797,000 during fiscal 2001.

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001, CONTINUED

As of April 30, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences attributable to gains on paydowns. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged and accumulated net realized loss was credited $13,525.

6. CHANGE IN ACCOUNTING POLICY

Effective May 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of April 30, 2001.

MORGAN STANLEY SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                       FOR THE YEAR ENDED APRIL 30,
                                                              -----------------------------------------------
                                                                2001      2000      1999      1998     1997
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $   9.20  $   9.49  $   9.49  $   9.50  $  9.54
                                                              --------  --------  --------  --------  -------

Income (loss) from investment operations:
   Net investment income....................................      0.55      0.51      0.56      0.65     0.61
   Net realized and unrealized gain (loss)..................      0.24     (0.29)    --        --       (0.06)
                                                              --------  --------  --------  --------  -------

Total income from investment operations.....................      0.79      0.22      0.56      0.65     0.55
                                                              --------  --------  --------  --------  -------

Less dividends from net investment income...................     (0.55)    (0.51)    (0.56)    (0.66)   (0.59)
                                                              --------  --------  --------  --------  -------

Net asset value, end of period..............................  $   9.44  $   9.20  $   9.49  $   9.49  $  9.50
                                                              ========  ========  ========  ========  =======

TOTAL RETURN+...............................................     8.82%     2.36%     6.00%     7.02%    5.88%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses....................................................     0.80%     0.80%     0.31%     --       0.64%

Net investment income.......................................     5.87%     5.43%     5.68%     6.52%    6.25%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $109,917  $118,694  $186,442  $107,699  $42,252

Portfolio turnover rate.....................................      133%       71%       58%       55%      67%

---------------------

 + Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.92% and 5.75%, respectively, for the year ended
     April 30, 2001; 0.90% and 5.33%, respectively, for the year ended
     April 30, 2000; 0.88% and 5.11%, respectively, for the year ended
     April 30, 1999; 1.10% and 5.42%, respectively, for the year ended
     April 30, 1998; and 1.30% and 5.59%, respectively, for the year ended
     April 30, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Short-Term Bond Fund (the "Fund"), formerly Morgan Stanley Dean Witter Short-Term Bond Fund, including the portfolio of investments, as of April 30, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended April 30, 2000 and the financial highlights for each of the respective stated periods ended April 30, 2000 were audited by other independent accountants whose report, dated May 12, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Short-Term Bond Fund as of April 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
JUNE 8, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended April 30, 2001, 17.32% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY SHORT-TERM BOND FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.



The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.



In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.



The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES


OF MORGAN STANLEY SHORT-TERM BOND FUND



In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Short-Term Bond Fund (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended April 30, 2000 and the financial highlights for each of the years in the period ended April 30, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to April 30, 2000.



PricewaterhouseCoopers LLP


1177 AVENUE OF THE AMERICAS


NEW YORK, NEW YORK 10036
MAY 12, 2000

                       MORGAN STANLEY SHORT-TERM BOND FUND

                            PART C OTHER INFORMATION

ITEM 23.  EXHIBITS

1. Declaration of Trust of the Registrant, dated October 21, 1993, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on
          June 30, 1998.

1 (a).    Amendment to the Declaration of Trust of the Registrant , dated
          June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998.

1.(b). Amendment to the Declaration of Trust of the Registrant dated June 18, 2001, is filed herein.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on
          June 24, 1999.

3.        Not Applicable.

4. Amended Investment Management Agreement is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998.

5 (a). Amended Distribution Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on
          June 30, 1998.

5 (b). Selected Dealer Agreement between the Registrant and Morgan Stanley Distributors Inc. is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

5 (c).    Omnibus Selected Dealer Agreement is incorporated by reference to
          Exhibit 5(c) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 24, 1999.

6.        Not Applicable

7 (a). Custody Agreement between the Registrant and The Bank of New York is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on
          December 9, 1993.

7 (b). Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on
          June 21, 1996.

8 (a). Amended and Restated Transfer Agency and Services Agreement, dated September 1, 2000, filed herein.

8 (b). Amended Services Agreement is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998.

9 (a). Opinion of Sheldon Curtis, Esq., dated December 8, 1993 is incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

9 (b). Opinion of Lane Altman & Owens, LLP, Massachusetts Counsel, dated December 8, 1993 is incorporated by reference to Exhibit 10 (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

10 (a).   Consent of Independent Auditors, filed herein.

10 (b).   Consent of PricewaterhouseCoopers LLP, filed herein.

11.       Not Applicable.

12.       Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

14.       Not Applicable.

16 (a). Codes of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, filed herein.

16(b).    Code of Ethics of Morgan Stanley Funds, filed herein.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 17, 1994, Exhibit (Other) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on June 30, 1998 and Exhibit (Other) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on June 23, 2000.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

          NONE

ITEM 25.     INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY INVESTMENT ADVISORS
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
Two World Trade Center, New York, New York 10048.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
("MORGAN STANLEY & CO. INTERNATIONAL")
25 Cabot Square, London, England.

MILLER ANDERSON & SHERRERD LLP ("MAS")
MAS FUNDS
MAS FUND DISTRIBUTION INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY DEAN WITTER TRUST FSB ("MORGAN STANLEY TRUST")
2 Harborside Financial Center, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          --------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive
and Director                                Officer and Director of Morgan Stanley Distributors and Morgan
                                            Stanley Trust; President, Chief Executive Officer and Director of
                                            Morgan Stanley Services; President of the Morgan Stanley
                                            Funds; Executive Vice President and Director of Morgan Stanley
                                            DW; Director of Morgan Stanley Investment Management Inc.;
                                            Member of the Executive Committee of MAS; Director of various
                                            Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary, General Counsel                  General Counsel and Director of Morgan Stanley Services;
and Director                                Vice President and Secretary of Morgan Stanley Distributors;
                                            Vice President, Secretary and General Counsel of the Morgan
                                            Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of MAS; Director of Morgan Stanley
                                            Trust.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          --------------------------------------------------------------
Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of MAS.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of MAS;
                                            Chairman of the MAS Funds; Director of MAS Fund Distribution
                                            Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive.
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., MAS and Morgan Stanley Dean Witter Investment
                                            Management Ltd.; Vice President and Investment Manager of
                                            Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Investment Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and MAS.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of
                                            Morgan Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director


ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund

(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(17)     Morgan Stanley Convertible Securities Trust
(18)     Morgan Stanley Developing Growth Securities Trust
(19)     Morgan Stanley Diversified Income Trust
(20)     Morgan Stanley Dividend Growth Securities Inc.
(21)     Morgan Stanley Equity Fund
(22)     Morgan Stanley European Growth Fund Inc.
(23)     Morgan Stanley Federal Securities Trust
(24)     Morgan Stanley Financial Services Trust
(25)     Morgan Stanley Fund of Funds
(26)     Morgan Stanley Global Dividend Growth Securities
(27)     Morgan Stanley Global Utilities Fund
(28)     Morgan Stanley Growth Fund
(29)     Morgan Stanley Hawaii Municipal Trust
(30)     Morgan Stanley Health Sciences Trust
(31)     Morgan Stanley High Yield Securities Inc.
(32)     Morgan Stanley Income Builder Fund
(33)     Morgan Stanley Information Fund
(34)     Morgan Stanley Intermediate Income Securities
(35)     Morgan Stanley International Fund
(36)     Morgan Stanley International SmallCap Fund
(37)     Morgan Stanley International Value Equity Fund
(38)     Morgan Stanley Japan Fund
(39)     Morgan Stanley KLD Social Index Funds
(40)     Morgan Stanley Latin American Growth Fund
(41)     Morgan Stanley Limited Term Municipal Trust
(42)     Morgan Stanley Liquid Asset Fund Inc.
(43)     Morgan Stanley Market Leader Trust
(44)     Morgan Stanley Mid-Cap Equity Trust
(45)     Morgan Stanley Multi-State Municipal Series Trust
(46)     Morgan Stanley Nasdaq-100 Index Fund
(47)     Morgan Stanley Natural Resource Development Securities Inc.
(48)     Morgan Stanley New Discoveries Fund
(49)     Morgan Stanley New York Municipal Money Market Trust
(50)     Morgan Stanley New York Tax-Free Income Fund
(51)     Morgan Stanley Next Generation Trust
(52)     Morgan Stanley North American Government Income Trust
(53)     Morgan Stanley Pacific Growth Fund Inc.
(54)     Morgan Stanley Prime Income Trust
(55)     Morgan Stanley Real Estate Fund
(56)     Morgan Stanley S&P 500 Index Fund
(57)     Morgan Stanley S&P 500 Select Fund
(58)     Morgan Stanley Short-Term Bond Fund
(59)     Morgan Stanley Short-Term U.S. Treasury Trust
(60)     Morgan Stanley Small Cap Growth Fund
(61)     Morgan Stanley Special Value Fund
(62)     Morgan Stanley Strategist Fund
(63)     Morgan Stanley Tax-Exempt Securities Trust
(64)     Morgan Stanley Tax-Free Daily Income Trust
(65)     Morgan Stanley Tax-Managed Growth Fund
(66)     Morgan Stanley Technology Fund

(67)     Morgan Stanley Total Market Index Fund
(68)     Morgan Stanley Total Return Trust
(69)     Morgan Stanley U.S. Government Money Market Trust
(70)     Morgan Stanley U.S. Government Securities Trust
(71)     Morgan Stanley Utilities Fund
(72)     Morgan Stanley Value-Added Market Series
(73)     Morgan Stanley Value Fund
(74)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                     POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS

James F. Higgins         Director

Philip J. Purcell        Director

John Schaeffer           Director

Charles Vadala           Senior Vice President and Financial Principal.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.  MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30.  UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of June, 2001.

                               MORGAN STANLEY SHORT-TERM BOND FUND

                                             By /s/Barry Fink
                                                -------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                                  TITLE                    DATE
(1) Principal Executive Officer             Chief Executive Officer,
                                            Trustee and Chairman
By  /s/Charles A. Fiumefreddo                                               06/29/01
    --------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By  /s/Thomas F. Caloia                                                     06/29/01
    -------------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/Barry Fink                                                           06/29/01
    --------------------------------
       Barry Fink
       Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        John L. Schroeder

By  /s/David M. Butowsky                                                    06/29/01
    -------------------------------
       David M. Butowsky
       Attorney-in-Fact

                       MORGAN STANLEY SHORT-TERM BOND FUND

                                  EXHIBIT INDEX

1 (b)     Amendment to the Declaration of Trust

8 (a) Amended and Restated Transfer Agency and Service Agreement, dated September 1, 2000.

10(a)     Consent of Independent Auditors.

10(b)     Consent of PricewaterhouseCoopers LLP

16(a) Code of Ethics of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities.

16(b).    Code of Ethics of the Morgan Stanley Funds.